               Limited Power of Attorney for Section 16 Reporting Obligations

      Know all by these presents, that the undersigned hereby makes, constitutes and  appoints  Steven  A.  DeMartino,  William  J.  DeFrances,  Connor  O'Grady,
Elizabeth  R.  Gonzalez-Sussman  and  Kenneth  A.  Schlesinger, and each of them acting  individually  without  the  other,  as the undersigned's true and lawful attorney-in-fact,  with  full  power  and  authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

      (1)  prepare,  execute,  acknowledge,  deliver  and file Forms 3, 4, and 5
(including  any  amendments  thereto)  with  respect to the securities issued by
TransAct Technologies Incorporated, a Delaware corporation (the "Company"), with the  United  States  Securities and Exchange Commission, any national securities exchange  and  the  Company,  as considered necessary or advisable under Section
16(a)  of  the  Securities  Exchange  Act  of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

      (2)  seek  or  obtain,  as  the  undersigned's  representative  and on the undersigned's  behalf,  information  on transactions in the Company's securities from  any  third  party, including brokers, employee benefit plan administrators and  trustees,  and the undersigned hereby authorizes any such person to release any  such  information  to  the  undersigned  and approves and ratifies any such release of information; and

      (3)  perform  any  and  all  other  acts  which  in the discretion of such attorney(s)-in-fact  are  necessary  or  desirable  for  and  on  behalf  of the undersigned  in  connection  with  the foregoing, including, without limitation, preparing,  executing, acknowledging, delivering and filing in the undersigned's name  and  on  the  undersigned's  behalf,  and submitting to the SEC a Form ID, including  amendments  thereto, and any other documents necessary or appropriate to  obtain  and  renew  codes  and  passwords  enabling  the undersigned to make electronic  filings  with  the  SEC  of reports required by Section 16(a) of the
Exchange Act.

      The undersigned acknowledges that:

      (1)  this Limited Power of Attorney authorizes, but does not require, such attorneys-in-fact  to  act  in  their discretion on information provided to such attorneys-in-fact without independent verification of such information;

      (2)  any  documents  prepared and/or executed by such attorneys-in-fact on behalf  of the undersigned pursuant to this Limited Power of Attorney will be in
such   form   and   will   contain  such  information  and  disclosure  as  such
attorneys-in-fact, in his or their discretion, deem necessary or desirable;

      (3)  neither  the  Company  nor  such  attorneys-in-fact  assume  (i)  any liability  for  the undersigned's responsibility to comply with the requirements of  the  Exchange  Act, (ii) any liability of the undersigned for any failure to comply  with  such  requirements,  or  (iii)  any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

      (4)  this  Limited Power of Attorney does not relieve the undersigned from responsibility  for  compliance  with  the  undersigned's  obligations under the
Exchange  Act,  including  without  limitation  the reporting requirements under
Section 16 of the Exchange Act.

      The  undersigned  hereby gives and grants the foregoing attorneys-in-fact, and each of them acting individually without the other, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate  to  be  done  in  and  about  the foregoing matters as fully to all intents  and  purposes  as  the undersigned might or could do if present, hereby ratifying  all  that  such  attorneys-in-fact  of,  for  and  on  behalf  of the undersigned,  shall  lawfully  do  or cause to be done by virtue of this Limited
Power of Attorney.

      This Limited Power of Attorney shall remain in full force and effect until the  undersigned  is no longer required to file Forms 3, 4 and 5 with respect to the  undersigned's  holdings  of  and  transactions  in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN  WITNESS  WHEREOF,  the  undersigned  has  caused this Limited Power of
Attorney to be executed as of this 1st day of May, 2024.

                                       325 CAPITAL LLC

                                       By:  /s/ Michael D. Braner
                                            ------------------------------------
                                            Name: Michael D. Braner
                                            Title: Managing Member

                                       325 CAPITAL MASTER FUND LP

                                       By:  325 Capital GP, LLC,
                                            its General Partner

                                       By:  /s/ Michael D. Braner
                                            ------------------------------------
                                            Name: Michael D. Braner
                                            Title: Managing Member

                                       325 CAPITAL GP, LLC

                                       By:  /s/ Michael D. Braner
                                            ------------------------------------
                                            Name: Michael D. Braner
                                            Title: Managing Member

                                            /s/ Daniel M. Friedberg
                                            ------------------------------------
                                            Daniel M. Friedberg

                                            /s/ Michael D. Braner
                                            ------------------------------------
                                            Michael D. Braner

                                            /s/ Anil K. Shrivastava
                                            ------------------------------------
                                            Anil K. Shrivastava